Employee benefit trusts	12 Months Ended
Nov. 30, 2011
Employee benefit trusts
Employee benefit trusts

11.   Employee benefit trusts

        The Company has a variable interest in an employee benefit trust (the "Trust") which was formed in 1994 by Havant International Holdings Limited (HIHL), a predecessor holding company, for the benefit of current and former employees and to facilitate obligations under HIHL's share option plans. Following the demerger of the Company's business from HIHL in 2000, the Trust holds shares of the Company. Assets held by the Trust are used to compensate current employees of the Company and former employees of HIHL and its subsidiaries. The Company is not the primary beneficiary of the Trust because it does not absorb expected losses of the Trust, nor does it receive expected residual returns of the Trust. As of November 30, 2011 and 2010, the Trust held nil and 62 common shares, respectively. The Trust has not made any new awards since 2004.

        Transactions between the Trust and employees of the Company have been accounted for as if they were transactions of the Company and any resulting equity compensation expense has been pushed down into these financial statements with an offsetting entry to additional paid in capital. Activity related to equity based compensation awards given to employees are included in the share option and award activity in Note 9.

        The Trust pays administrative fees to the Company of $9 per year.

        The Company set up a new employee benefit trust in June 2004. This trust holds 95 common shares in Xyratex Ltd, included in unissued shares at November 30, 2011. Shares held by this trust will be used to satisfy the exercise by employees of certain share options of the Company.